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                                                                    Exhibit 23.3


                   CONSENT OF GROSS, COLLINS + CRESS, P.C.,
                             INDEPENDENT AUDITORS



        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 22, 1996, in the Registration Statement on Form S-1 and related prospectus of Futronix Systems Corporation.



Gross, Collins + Cress, P.C.
September 4, 1996
Atlanta, Georgia